Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005  Mercury Computer Systems, Inc.
Jay Bertelli,
President, Chief Executive Officer & Chairman
Bob Hult,
SVP, Chief Financial Officer
Cowen and Company 28th Annual
Aerospace/Defense Conference
February 6, 2007

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2007 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2006. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future.
However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the company’s Second Quarter Fiscal Year 2007 earnings release, which can be found on our website at
www.mc.com/mediacenter/pr/.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury at a Glance
•
HQ in Chelmsford, MA
Sales, support, and R&D centers in U.S.,
Europe, and Japan
823 employees worldwide
•
Founded in 1983
Seven acquisitions since 2004
•
FY06 revenues: $236M
56/44% defense/commercial
•
Industry focus areas:
Aerospace & Defense
Life Sciences
Semiconductor Equipment
Geosciences
Communications
•
Nasdaq: MRCY

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

What We Do
Architect specialized computing solutions
Mercury software,
systems
engineering, and
domain expertise
Cell BE, FPGA,
GPU,
Multicore,
Pentium
DSP
Aerospace &
Defense
Life Sciences
Communications
Video
Semiconductor
Geosciences
Processor Platforms
Compute-intensive
applications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

- PHILIPS
- KLA Tencor
- ziehmimaging
- TOSHIBA
- BrainLAB
- MOTOROLA
- FEI COMPANY™ Tools for Nanotech
- NOKIA Connecting People
- ZEISS
- SIEMENS
- GE
- Medtronic When Life Depends on Medical Technology
- MICRONIC
- Ferrania Imaging Technologies
- Pfizer
- DynamicImaging
- ERICSSON

- BOEING
- Raytheon
- argon ST
- LOCKHEED MARTIN
- NORTHROP GRUMMAN
- GENERAL ATOMICS AND AFFILIATED COMPANIES
- BAE SYSTEMS
- TELEPHONICS® A Griffon Company
- AFRL THE AIR FORCE RESEARCH LABORATORY LEAD | DISCOVER | DEVELOP | DELIVER
- MITSUBISHI
- GENERAL DYNAMICS Strength On Your Side®

© 2005 Mercury Computer Systems, Inc. 5 Diverse Base of Customers and Targets Commercial Defense

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Investment Highlights
•
Data explosion across multiple markets demands
skills in Mercury’s technology sweet spot
•
Well-positioned for rebound in defense market
•
Large opportunity in 3D medical imaging
•
Leveraging investments into adjacent and new
markets
•
Cost reductions create operating leverage
opportunity when revenue growth resumes

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

New Data-Hungry Applications in Multiple Markets
•
Improving sensors
•
Large data sets
•
Growing need for
intensive computing
•
Enhanced image
accuracy
•
Real-time 3D
Multi-slice CT (32/64) 4 Gbytes typical
OIV/VolumeViz large data set module
100 Gbytes typical

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Our Unique Competitive Advantages
•
Unique skill set and software for processing
and visualizing data
•
Mercury’s heterogeneous architectures
enable systems to perform optimally in
demanding applications
•
Libraries and tools for multi-core, multi-
processor computing to economically solve
the most challenging compute problems
•
Domain expertise in niche markets
Helping our Customers to Compete

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Defense:  Well-Positioned for Rebound
•
Strong customer base
20 years of experience
COTS model
•
Technology leadership
Strong position in large, complex
radar systems and Signals
Intelligence
•
Broadened product portfolio
Radio Frequency, Data Acquisition,
Battlefield Computing
•
Strengthened pipeline
2x increase in business
opportunities in 8 months

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Defense Embedded Computing Market Potential
90-95%
Primes
5-10% COTS
Opportunity for
Collaborative COTS ®
Source: The Embedded Computing Market 2006, Electronic Trend Publications Inc & Internal Estimates.
Defense  Weapons & C3 Boards and Systems
A $14.2 Billion Available Market

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Defense 2006 Design Wins
$77 - $94 Million
29
Total
$30 - $35 Million
13
Other
$7 - $9 Million
3
Signals Intelligence
$40 - $50 Million
13
Radar
Revenue potential
3 – 5 Years:

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

The Challenges of Today’s Warfare
Network Centric
Operations
Combat ID
Precision
Targeting
Information
Superiority
Multi-Mission
Data Fusion
Data Explosion
Leveraging COTS
Embedded Solutions

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Radar Leadership Positions Us for New Programs
•
Airborne surveillance: MP-RTIP
Global Hawk (15 platforms)
JSTARS and AWACS upgrade potential
•
Tactical fighters: F-35, F-22, F-16
•
Shipboard missile defense: Aegis
•
UAV: Predator LYNX SAR
•
Land-based/mobile radar
Aegis (BMD)
JSF (F-35)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Medical Imaging: Large Opportunity
Mercury Segments
DMI – Diagnostic Medical Imaging modalities
Market growth of 3% to 10%
PACS – Picture Archiving and Communications System
Market growth of 12+% and higher growth in 3D
Microscopy & Biotech Visualization
High market growth of 20+%
* Source: Medical Imaging. BBC Research. July 2005.
Estimated $10.4 Billion U.S. Market by 2009*

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

→

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Newsweek
Your Health In the 21st Century
NEW TREATMENTS
For Cancer, Alzheimer's, Diabetes & Depression
PLUS
PULLOUT POSTER
The Science Of Drugs

© 2005 Mercury Computer Systems, Inc.

Trends Driving Strong Medical Imaging Growth
•
Aging population More
diagnostic imaging
•
Better acquisition sensors More
data More compute intensive
tasks
•
Interventional radiology a reality
with more cost-effective compute
power enabling real time
visualization
•
PET, CT and Ultrasound high
growth, MRI and XR flat
•
PACS growing worldwide

© 2005 Mercury Computer Systems, Inc.

Revolutionary 3D Transformation
•
The market
requires a more
productive means
of visualization
throughout the
medical imaging
workflow
Acquisition
Reconstruction
Visualization
Distribution
Advanced
Research
Professional Services & Support

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

1000
150
-100

© 2005 Mercury Computer Systems, Inc.

Unique Strengths in Life Sciences
•
Medical Imaging
19 years of experience
Unique skill set for emerging 3D
market
•
Successful introduction of
software applications and full
systems for end users
•
Expanding product portfolio
PACS
3D visualization server
MRI data acquisition
•
End-to-end medical image
management

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

DISTRIBUTE

Visage CS
Application Server
Modality
LAN
+
WAN
PACS Archive
PCs, Laptops, and Reading Stations
Throughout the Hospital Enterprise

© 2005 Mercury Computer Systems, Inc.

World’s First Thin Client/Server
•
Visage
™
CS Thin Client/Server
The world’s first fully scalable thin client/server
Instant interactive viewing for 2D, 3D and 4D studies
Optimal use of existing PCs throughout the enterprise
Tight integration with PACS and modalities
•
NEW! Visage
™
Cardiac Analysis*
Thin client access to cardiac analysis functionality
Comprehensive package including LV and coronaries
* PRELIMINARY - work in progress
2D/3D Anytime, Anywhere

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Life Sciences 2006 Design Wins
14 Total
1
Pre-Clinical Drug
1 Microscopy
1 Surgical Navigation
5 Diagnostic Medical Imaging
6 PACS
Revenue potential: $10 - $15 Million / Year

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 20 CIV Transition in Revenues FY05 – FY07 0 10 20 30 40 50 60 FY05 FY06 FY07 Fcst New Legacy Legacy New 83% 17% 59% 41% 34% 66%

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leveraging Technology into New Markets
•
Increasing multi-market leverage of R&D investments
Includes both organically developed and acquired technology
Significant trend reversal
Market
Investments
Leveraged
Investments
Cell
Solutions
3D
Imaging
Software
A/D & D/A
hardware
Algorithm
Libraries
GPU
Acceleration
FPGA
Solutions
Radar
SIGINT
SDR
Semi
Life
Sciences
Biotech
Comms
Seismic
NavSim
GPP
Solutions
•
Major competitive
advantage
Competitors in any one
segment must overcome
the leverage advantage
•
Required to enter
market niches
Most market segments
are too small to support
standalone investment

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Leverage Example: Cell BE-based Solutions
Cell
Solutions
Medical/
Biotech
Radar
Video
Gaming
Semi
Creation
Oil &
Gas
Intelligence
National
Labs
•
5-100x faster than conventional microprocessors
•
A strong match to Mercury’s unique capabilities
Architected to solve problems in the same way Mercury has been solving problems for many years
•
Creating value in every major Mercury market segment
Driving next generation engagements with existing customers
Bridging us back to past customers
•
Leading to new market
opportunities
Over 2,000 leads
•
Established significant
relationship with IBM

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Creation Market
•
Supplying application-
enabling solutions to
leading OEMs
•
Growth driven by production
design wins
Mask generation
Wafer inspection
Reticle inspection
•
Positioned for the next wave
Mercury Cell BE-based solutions
uniquely meet market needs
Emerging new applications for
Mercury solutions
Strong Organic Growth
47% CAGR
FY 2002-2006
Mercury Semiconductor Segment  Revenue
FY 2002 – FY 2006
$7 M
FY 2002
$33 M
FY 2006

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Opportunity: EDA Mask Synthesis
•
Compute-intensive processing
required to prepare designs for
mask creation
Resolution Enhancement
Technology (RET)
Design For Manufacturing (DFM)
•
Mercury Cell BE-based solutions
to provide over 10 Teraflops to
speed application by 10x to 100x
•
Partnership with Mentor
Graphics to deploy first Cell BE-
based platform for EDA market

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

New Growth Opportunity: Oil & Gas
•
Competitive advantages in
computing and visualization
Performance/watt/cubic inch
Extremely large data sets
•
Computing platforms
Seismic acquisition and processing
•
Visualization
Seismic QC and interpretation
Horizons, faults, well bores, etc.
Core analysis
Drilling planning
Reservoir models

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

New Growth Opportunity: Asset Protection
•
Forest fire detection and
monitoring
•
Precision agriculture
•
Border surveillance
•
Oil and gas pipeline
monitoring
•
Power line monitoring
•
Surveillance and
reconnaissance
•
Commercial and military
avionics
Synthetic Vision and Sensor Data Fusion

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

New Growth Opportunity: Communications
•
Communications market
potential
System development
platforms for wireless
infrastructure applications
•
Growth Opportunity
AdvancedTCA DSP and FPGA
compute solutions
•
Example: Satellite ground stations
for Ancillary Terrestrial Component
(ATC)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor and Communications 2006 Design Wins
$31 - $63 Million
6
Total
$6 - $18 Million
3
Communications:
•
ATC
•
NextGen Base Stations
$25 - $45 Million
3
Semiconductor:
•
Reticle Inspection
•
EDA
•
Alignment
Revenue potential /
Year:

© 2005 Mercury Computer Systems, Inc. Financial Overview

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Revenue ($M)
$86
$107
$141
$181
$150
$180
$186
250
$236
$230*
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E
Revenue Follows Technology Cycles
Echotek – A/D-D/A
June Fiscal Year End
*Per Company guidance, January 25, 2007 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
Northstar
Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
Rapid IO

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

GAAP Net Income and EBITDA
*Per Company guidance, January 25, 2007 earnings conference call
EBITDA excludes the following charges from Net Income:  Interest*Expense, Taxes,
Depreciation and Amortization:
$(16.2)
$(18.1)
$30.2
$22.9 $22.7
(30)
(20)
(10)
-
10
20
30
40
50
60
70
2003 2004 2005 2006 2007E
EBIDTA
Net Income
$42.0
$57.0
$4.6
$(3.6)
$40.9
$M
2003 2004 2005 2006 2007E
Interest 0.9         1.4         4.2         4.1         4.2
Taxes 10.2       9.3         12.9       (0.9)        (7.8)
D&A 8.2         7.3         9.7         17.6       18.1
*

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Focus on Working Capital
•
Supply chain
transformation
Competitive advantage for
Mercury and customers
•
Customer satisfaction
DSO target 45 days
Inventory Turns
4.9
6.9
5.4
4.6
4.4
8.0
2003 2004 2005 2006 2007E Model
Days Sales Outstanding
43
51
53
59
58
45
2003 2004 2005 2006 2007E Model

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Net cash positive
* Convertible senior notes offering
Quarter ended December 31, 2006
Cash and Equivalents $137
Total Current Assets $172
Total Assets $377
Total Debt $125
Total Liabilities $189
Stockholders’ Equity $188
*

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Commitment to Timeless Business Model
Non-GAAP
FY04 FY05 FY06
Guidance
FY07*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
67% 66% 62% 56%
60+%
SG&A
30% 29% 34%
R&D
21% 20% 25%
Income from Operations
17% 17% 3% (4%)
16-18%
*Per Company guidance, January 25, 2007 earnings conference call

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q3 Fiscal Year 2007 Guidance
•
Impact of equity-based compensation costs related to
FAS 123(R) of approximately $2.8M excluded from non-
GAAP
•
Acquisition-related amortization of approximately $1.8 M
excluded from non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, January 25, 2007 earnings conference call
Quarter Ending March 31, 2007
Revenues ($M) $55
      GAAP  Non-GAAP
Gross Margin 53% 53%
EPS $(0.31) $(0.18)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2007 Guidance
Fiscal Year Ending June 30, 2007
Revenues ($M) $230
      GAAP  Non-GAAP
Gross Margin 56% 56%
EPS $(0.85) $(0.13)
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, January 25, 2007 earnings conference call
•
Impact of equity-based compensation costs related to
FAS 123(R) of approximately $10.7M excluded from non-
GAAP
•
Acquisition-related amortization of approximately $7.1M,
Q1 in-process R&D charge of $3.1M, and restructuring
and impairment charges of $1.1M excluded from non-
GAAP

© 2005 Mercury Computer Systems, Inc.

Investment Highlights
•
Data explosion across multiple markets demands
skills in Mercury’s technology sweet spot
•
Well-positioned for rebound in defense market
•
Large opportunity in 3D medical imaging
•
Leveraging investments into adjacent and new
markets
•
Cost reductions create operating leverage
opportunity when revenue growth resumes

© 2005 Mercury Computer Systems, Inc. 38 www.mc.com NASDAQ: MRCY